REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 9, 1997 by and among Celgene Corporation, a Delaware corporation, with headquarters located at 7 Powder Horn Drive, Warren, NJ 07059 (the "Company"), and each of the undersigned (together with their respective affiliates and any assignee or transferee of all of their respective rights hereunder, the "Investors").

                              W I T N E S S E T H

          WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investors shares of its Series B Convertible Preferred Stock (the "Preferred Stock") that are convertible into shares (the "Conversion Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation with respect to such Preferred Stock (the "Certificate of Designation"); and

          WHEREAS, the Company has agreed, upon the terms and subject to the conditions contained in the Securities Purchase Agreement, to issue to the Investors warrants (the "Warrants") that are exercisable for shares (the "Warrant Shares") of Common Stock; and

          WHEREAS, to induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

          1. DEFINITIONS.

             a. As used in this Agreement, the following terms shall have the following meanings:

                (i) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with


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the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                (ii) "Registrable Securities" means the Conversion Shares and the Warrant Shares issued or issuable, and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

                (iii) "Registration Statement" means a registration statement of the Company under the Securities Act.

             b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

          2. REGISTRATION.

                  a. Mandatory Registration. The Company shall prepare, and, (i) on or prior to the date which is thirty (30) days after the date of the First Closing, (ii) during the ten-day period ending after each of the Second, Third and Fourth Closings, all as defined in the Securities Purchase Agreement (a "Closing Date"), and June 1, 1998, and (iii) upon the request of Investors owning more than 51% of the then outstanding shares of Preferred Stock, on or prior to up to the date that is ten days after the receipt by the Company of such a request ("Request Date") (any such filing deadline being hereinafter referred to as a "Filing Deadline"), file with the SEC a Registration Statement, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, covering the resale of the Registrable Securities underlying the securities issued at the Closing, on or prior to the Request Date, on June 1, 1998 or otherwise issued pursuant to the Securities Purchase Agreement, in each case, to the extent not theretofore covered by a Registration Statement. Any Registration Statement filed pursuant hereto, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including but not limited to Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock or upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends recapitalizations, reclassifications, distributions, consolidations, mergers or similar transactions. The number of shares of Common Stock initially included in each Registration Statement shall equal the maximum number of Conversion Shares and Warrant Shares issuable upon conversion of all shares of Preferred Stock and exercise of all Warrants issued or issuable in respect of the Closing.

             b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2.a. hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten

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offering shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

             c. Payments by the Company. The Company shall use its best efforts to obtain effectiveness of each Registration Statement as soon as practicable. If, except as provided in Section 2.d., (i) any Registration Statement(s) covering Registrable Securities required to be filed by the Company pursuant to Section 2.a. hereof is not declared effective by the SEC within one hundred thirty-five (135) days after the Closing Date (other than by reason of delay caused by (a) a change in a relevant policy, procedure, interpretation, position, practice or rule of the SEC announced after the Closing Date, or (b) any act or failure to act by the Investors) or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (by reason of stop order, the Company's failure to update the Registration Statement or any other reason), then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2.c. as relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities. The Company shall pay to each holder of Registrable Securities an amount equal to the aggregate "Purchase Price" (as defined below) of the Preferred Stock then held by such Investors (the "Aggregate Share Price") multiplied by two thousandths (.0020) times the sum of: (i) the number of months (prorated for partial months) after the end of such 135-day period and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are solely attributable to changes required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution, or to the failure of the Investors to conduct their review of the registration statement pursuant to Section 3.h. below in a reasonably prompt manner; and (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective; such amounts shall be paid in cash. Payments pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty (30) day period. The term "Purchase Price" means the purchase price paid by the Investors for the Preferred Stock.

             d. Delay Periods; Suspension of Sales.

                (i) If at any time prior to the expiration of the Registration Period (as defined in Section 3.a.), counsel to the Company has determined in good faith that it is reasonable to conclude that the filing of the Registration Statement or the compliance by the Company with its disclosure obligations in connection with the Registration Statement may require the disclosure of information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined that the Company has

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a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of the Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Registration Statement and no payments specified in Section 2.c. shall accrue for a period (a "Delay Period") expiring after the earlier to occur of (A) the date which is three business days after such material information is disclosed to the public or ceases to be material or the Company is able to so comply with its disclosure obligations and Commission requirements or (B) 45 days after the date which commences any period that ends on a Filing Deadline. There shall not be more than three Delay Periods during the Registration Period, and there shall not be two Delay Periods during any period of 135 consecutive days.

                (ii) The Company will give prompt written notice thereof to each Investor of each Delay Period. Such notice shall be given as soon as practicable after the Board of Directors makes the determination referenced in
Section 2.d.(i). Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Delay Period. Each Investor, by his acceptance of any Registrable Securities, agrees that (i) upon receipt of such notice of a Delay Period it will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement, and will not deliver any prospectus forming a part of the Registration Statement in connection with any sale of Registrable Securities until the expiration of such Delay Period.

                (iii) In the event that the Company does not file a Registration Statement as required by Section 2.a. within the period specified, then the Conversion Price for all Preferred Stock may be reset, in accordance with Section 5(a) of the Certificate of Designation.

          3. OBLIGATIONS OF THE COMPANY.

          In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  a. The Company shall prepare promptly, and file with the SEC, within the time periods provided for in Section 2.a hereof, a Registration Statement, and thereafter use its best efforts to cause such Registration Statement to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities registered thereby have been sold and (ii) the date on which all of the Registrable Securities registered thereby (in the opinion of counsel to the Company) may be immediately sold without registration or other legal restriction (the "Registration Period"). Each such Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.


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             b. The Company shall prepare and file with the SEC such
amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

             c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other related documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

             d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by each Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.d., (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its certificate of incorporation or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

             e. In the event Investors who hold a majority in interest of the Registrable Securities being offered in an offering being registered pursuant to Section 2.a. hereof select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

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             f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

             g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

             h. The Company shall permit a single firm of counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC.

             i. The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

             j. At the request of any Investor, the Company shall furnish, in connection with any underwritten offering on the date that Registrable Securities are delivered to the underwriter for sale in connection with a Registration Statement on the date of effectiveness thereof (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, and
(ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

             k. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by


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each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Inspectors) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this
Section 3.k. Each Investor agrees that upon learning that the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, it shall give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

             l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement,
(iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or
(iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

             m. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure the designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq-NMS or, if not eligible for the Nasdaq-NMS,on the Nasdaq Small Cap.


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             n. The Company shall cooperate with the Investors who hold
Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities an opinion of such counsel regarding the transferability of the Registrable Securities.

             o. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to the Registration Statement.

          4. OBLIGATIONS OF THE INVESTORS.

          In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

             a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor.

             b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

             c. In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other


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actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

             d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.f. or 3.g., such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.f. or 3.g., and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

             e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

          5. EXPENSES OF REGISTRATION.

          All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers fees, the fees and disbursements of counsel and accountants for the Company and the fees and disbursements of one firm of attorneys and one firm of accountants retained by the Investors shall be borne by the Company.

          6. INDEMNIFICATION AND CONTRIBUTION.

             a. Indemnification by Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor, such Investor's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such Investor or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Investor or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or


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actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse Investor or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by Investor or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use therein, and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon the failure of such Investor to deliver a prospectus in compliance with applicable securities law or the failure of such Investor to comply with Section 4.d. hereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by Investor.

             b. Indemnification by Investor. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Investor severally and not jointly shall indemnify and hold harmless the Company, its directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls the Company or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, where such statement is in conformity with written information provided by such Investor expressly for use therein, or where such losses, claims, damages or liability arise out of or are based upon the failure of an Investor to deliver a prospectus in compliance with applicable securities law or the failure of such Investor to comply with Section 4.d. hereof, and, in any such case, the Investor shall reimburse the Company or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by the Company or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Investor shall be liable for


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any amounts in excess of the net proceeds received by such Investor for the sale of its Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such Investor.

             c. Contribution. If the indemnification provided for in this
Section 6 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Notwithstanding anything else in this paragraph (c), no Investor shall be liable for any amounts in excess of the net proceeds received by such Investor for the sale of its Registrable Securities.

             d. Equitable Considerations. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not also guilty of such fraudulent misrepresentation.


          7. REPORTS UNDER THE EXCHANGE ACT.

          With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

             a. make and keep public information available, as those terms are understood and defined in Rule 144; and


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             b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144.

          8. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Investors who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon each Investor and the Company.

          9. MARKET STAND-OFF AGREEMENT.

          Notwithstanding any other provision of this Agreement, each Investor severally agrees that it will not sell any Conversion Shares or Warrant Shares during any "Lock-Up Period. This restriction shall apply during the following Lock-Up Periods: Commencing on any date specified by the Company (the "Commencement Date") following the filing by the Company of a preliminary registration statement for a registered public offering managed by nationally recognized underwriters and ending (A) 30 days after the Commencement Date if the registration statement is not declared effective by the SEC on or prior to such 30th day, or (B) if the registration statement is declared effective by the SEC on, or within thirty days after the Commencement Date, a period not to exceed 90 days following the Effective Date of the registration statement, if required by the underwriters of the public offering.


          10. MISCELLANEOUS.

             a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

             b. Notices required or permitted to be given hereunder shall be sent by certified or registered mail (return receipt requested), facsimile, or delivered personally or by courier and shall be effective upon receipt. Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

         if to the Company:

         Celgene Corporation
         7 Powder Horn Drive
         Warren, New Jersey
         Attention: Chief Executive Officer
         Telecopy:  (908) 271-1001

         With copy to:
         Arnold S. Jacobs, Esq.
         Proskauer Rose LLP
         1585 Broadway
         New York, New York  10036-8299
         Telecopy: (212) 969-2900

and if to any Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10(b), and shall be effective upon receipt.

             c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

             d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law provisions thereof. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in New York, New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

             e. This Agreement and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

             f. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Investor respectively, shall be made without the prior written consent of the majority in interest of the

Investors or the Company, respectively; provided that the rights of an Investor may be transferred to a subsequent holder of the Investor's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as an Investor by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include, without limitation, a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee in form and substance reasonably acceptable to a majority in interest of the Investors; and provided, further, that in the event that the Company transfers its rights and obligations under this Agreement pursuant to the preceding clause, it shall remain liable for its obligations hereunder.

             g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

             h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

             i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

             j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if all shares of Preferred Stock and Warrants then outstanding have been converted into or exercised for Registrable Securities.



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                                      14

          IN WITNESS WHEREOF, the Company and the undersigned Investor have caused this Agreement to be duly executed as of the date first above written


                               CELGENE CORPORATION


                               By:
                                  -----------------------------------

                               Name:
                                    ---------------------------------

                               Its:
                                   ----------------------------------





                               By:
                                   -----------------------------------

                               Name:
                                    ----------------------------------

                               Its:
                                   -----------------------------------